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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 13, 1998, except for Note 11 as to which the date is May 13, 1998 in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-52459) and related Prospectus of Cost-U-Less, Inc. for the registration of 1,766,374 shares of its Common Stock.

                                          /s/ ERNST & YOUNG LLP

Seattle, Washington
July 13, 1998